                                                                    EXHIBIT 32.1

                 CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Simex Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kjell Jagelid, President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: September 23, 2003                           /s/ Kjell Jagelid
                                                    ----------------------------
                                                    By: Kjell Jagelid
                                                    Its: President


A signed original of this written statement required by Section 906 has been provided to Simex Technologies, Inc. and will be retained by Simex Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.